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                                                                    EXHIBIT 23.2

                         Consent of Independent Auditors



We consent to the incorporation by reference in the previously filed Registration Statements (Forms S-3 Nos. 333-21361, 333-49639, and 333-58849 and Form S-8 No. 333-60629) of Dexterity Surgical, Inc. of our report dated
March 28, 2000, with respect to the consolidated financial statements of Dexterity Surgical, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 1999.



                                                    /s/ ERNST & YOUNG LLP

San Antonio, Texas
April 7, 2000